UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SunAmerica Focused Alpha Growth Fund, Inc.
SunAmerica Focused Alpha Large-Cap Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
March 21, 2007
Dear Shareholder:
          Enclosed is a joint proxy statement (the “Proxy Statement”) asking you to vote in favor of a proposal for the election of Class II Directors of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together the “Funds”) for three-year terms and until their respective successors are duly elected and qualify. Annual meetings are being held on April 25, 2007 (each, an “Annual Meeting”) for the shareholders of the respective Fund to consider this proposal and to transact any other business that may properly come before the Annual Meeting.
          Shareholders of each Fund are being asked to approve the same proposal with respect to the election of Class II Directors, and all of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save your Fund money and to promote efficiency, one Proxy Statement has been prepared for the Funds.
          This Proxy Statement contains detailed information about the proposal, and we recommend that you read it carefully. We have attached a “Questions and Answers” section that we hope will assist you in evaluating the proposal.
          We appreciate your cooperation and continued support.

Sincerely,

Vincent M. Marra
President
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

Proxy cards for each Fund are enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided. The Board of Directors of the each respective Fund recommends that you vote “FOR” each proposal.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT Annual Meeting of Shareholders April 25, 2007
VOTING INFORMATION
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS
CLASS I DIRECTORS (Term expiring at the Annual Meeting to be held in 2009)
CLASS II DIRECTORS (Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2010)
CLASS III DIRECTORS (Term expiring at the Annual Meeting to be held in 2008)
EXECUTIVE OFFICERS
INFORMATION CONCERNING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL PROCEEDINGS
ADDITIONAL INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
OTHER BUSINESS
QUESTIONS AND ANSWERS
Q:                  WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:	The purpose of this proxy solicitation is to ask you to vote on the election of Class II Directors of the respective Board of Directors (each, a “Board” and together the “Boards”) of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together the “Funds”) to serve for three-year terms, which expire at the annual meeting of shareholders to be held in 2010, and until their successors are duly elected and qualify.
Q:                  WHO IS ASKING FOR MY VOTE?

A:	Each Board of the respective Fund has requested your vote at the annual meeting of shareholders to be held on April 25, 2007 (each, an “Annual Meeting”) at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.
Q.                  WHY AM I BEING ASKED TO VOTE FOR CLASS II DIRECTORS?

A:	Each respective Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year. Dr. Judith L. Craven and Mr. William J. Shea were each elected as Class II Directors to serve until the 2007 Annual Meeting and until their respective successors are duly elected and qualify.

Also, each Fund is listed on the New York Stock Exchange, Inc. (“NYSE”). The NYSE requires each Fund to hold annual meeting each year. Each Annual Meeting will serve as that Fund’s annual meeting for 2007.
Q:                  HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL?

A:	The affirmative vote of the holders of a plurality of the shares of that respective Fund cast in person or by proxy and entitled to vote thereon at the Annual Meeting at which a quorum is present is necessary for the election of a director.
Q:                  HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A:	Each Board of the respective Fund recommends that shareholders vote “FOR” the election of the two nominees to the Board of each Fund.
Q:                  HOW CAN I VOTE MY SHARES?

A:	Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;
•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;
•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or
•	In person at the Meeting.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 25, 2007

TO THE SHAREHOLDERS:
          The Annual Meeting of shareholders of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together, the “Funds”) will be held at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, on April 25, 2007, at the times listed below, for the following purposes:
          Matter to be voted upon by Shareholders of each respective Fund:

(1)	To elect two Directors to serve as Class II Directors for three-year terms, which expire at the annual meeting of shareholders to be held in 2010, and until their successors are duly elected; and

(2)	To transact such other business as may properly come before the meeting(s) or any adjournment thereof.
          You are entitled to vote at the meetings, and at any postponements or adjournments thereof, of each Fund in which you owned shares at the close of business on March 14, 2007. Please execute and return promptly in the enclosed envelope the accompanying proxy card(s) for the Fund(s) that you own shares. Returning your proxy promptly is important to ensure a quorum at the meeting and to save the expense of further mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent execution and submission of a revised proxy, (ii) giving a written notice of revocation to the Fund, or (iii) voting in person at the meeting(s).

Fund	Time of Meeting

SunAmerica Focused Alpha Growth Fund, Inc.	10:00
SunAmerica Focused Alpha Large-Cap Fund, Inc.	10:30
          This notice and related proxy materials are first being mailed to shareholders of the Funds on or about March 23, 2007.

By Order of Each Fund’s Board,

Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card(s), but give no voting instructions, your shares will be voted “FOR” the nominees for director named in the attached proxy statement and, in the proxy holder’s discretion with respect to any other business that may properly arise at the meeting(s). In order to avoid additional expense to a Fund of further solicitation, we ask your cooperation in mailing in your proxy statement promptly.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC. (“FGF”)
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC. (“FGI”)
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

PROXY STATEMENT
Annual Meeting of Shareholders
April 25, 2007

          This joint proxy statement (“Proxy Statement”) is being furnished to shareholders of SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (each a “Fund” and together the “Funds”) in connection with the solicitation by their respective Board of Directors (each, a “Board” and together the “Boards”) of proxies to be used at the annual meeting of shareholders to be held on April 25, 2007 at the times listed below, at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or at any postponement or adjournments thereof (each, an “Annual Meeting”). This Proxy Statement will first be mailed to Shareholders on or about March 23, 2007.
          Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is organized as a Maryland corporation. Each Fund’s shares of common stock are referred to as “Shares,” and the holders of the Shares as “Shareholders;” and directors are referred to as “Directors.”

Fund	Time of Meeting

SunAmerica Focused Alpha Growth Fund, Inc.	10:00
SunAmerica Focused Alpha Large-Cap Fund, Inc.	10:30
          Each Annual Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:
          Matter to be voted upon by Shareholders of each Fund:

(1)	To elect two Directors to serve as Class II Directors for three-year terms, which expire at the annual meeting of shareholders to be held in 2010, and until their successors are duly elected and qualify; and

(2)	To transact such other business as may properly come before the meeting(s) or any adjournment thereof.
          AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) serves as the investment adviser and administrator to each Fund.
          The principal business office and address of AIG SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly-owned subsidiary of American Interna-

tional Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.
VOTING INFORMATION
          Shareholders of record of a respective Fund at the close of business on March 14, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The number of Shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.
          Quorum. A quorum for the transaction of business at the Annual Meeting is constituted with respect to a Fund by the presence in person or by proxy of holders of one third of the Shares of the Fund entitled to vote at the Annual Meeting. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority) will be counted as Shares present for purposes of determining whether a quorum is present.
          Required Vote. The vote of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold Shares in street name for the beneficial owners or other persons entitled to vote have discretionary authority to vote on “routine” proposals, such as the election of directors, when they have not received instructions from the beneficial owners of those Shares. Proxies from brokers indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal will be voted “FOR” the proposal.
          In the event that a quorum is not present at the Annual Meeting for a Fund, or if a quorum is present at the Annual Meeting but sufficient votes to approve a proposal for a Fund are not received, the persons named as proxy holders may propose one or more adjournments of the Annual Meeting for the affected Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting, whether in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.
          The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” the nominees named herein for the respective Board and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Annual Meeting.

          Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Fund’s Secretary (the “Secretary”) at AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. To be effective, such revocation must be received by the Secretary prior to the Annual Meeting and must indicate your name and account number. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a Shareholder present at the Annual Meeting may withdraw his or her proxy by voting in person.
          Each Fund will furnish, without charge, a copy of each Fund’s annual report for the fiscal year ended December 31, 2006 to a Shareholder upon request. To request a copy, please write the Fund c/o AIG SunAmerica at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or call the Fund at 1-800-858-8850.
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS
          Each Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of a respective Fund or AIG SunAmerica, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”
          Dr. Judith L. Craven and Mr. William J. Shea were elected by the initial Shareholder as Directors of each respective Fund. Dr. Craven and Mr. Shea were elected as Class II Directors for each Fund to serve until the 2007 Annual Meeting and until their respective successors are duly elected and qualify.
          The Board of each Fund, including the Independent Directors, upon the recommendation of each Board’s Nominating and Compensation Committee, which is composed solely of Independent Directors, has nominated Dr. Craven and Mr. Shea to serve as Class II Directors for three-year terms to expire at the annual meeting of Shareholders to be held in 2010, and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.
          It is the intention of the persons named as proxy holders on the enclosed proxy card to vote “FOR” the election of Dr. Craven and Mr. Shea to serve as Class II Directors. The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board may recommend.
          The names of each Fund’s nominees for election as Class II Directors and the other Directors of the Funds, their ages and principal occupations during the past five years, are provided in the tables below. Unless otherwise noted, the address of each Director is care of AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

CLASS I DIRECTORS
(Term expiring at the Annual Meeting to be held in 2009)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office and	Occupations(s)	Complex	Other
	Held with	Length of	During Past	Overseen	Directorships
Name, Age & Address	Fund(4)	Time Served(1)	5 Years	by Director	Held

Independent Directors

Jeffrey S. Burum DOB: February 27, 1963	Class I Director	Current term expires in 2009; Director since June 2005 (FGF); Director since September 2005 (FGI)	Founder, Chairman and CEO of National Housing Development Corporation (1992 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (1992 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to Present).	42	None

William F. Devin DOB: December 30, 1938	Class I Director	Current term expires in 2009; Director since June 2005 (FGF); Director since September 2005 (FGI)	Retired	92	Member of the Board of Governors, Boston Stock Exchange (1985-Present).

CLASS II DIRECTORS
(Current Directors and Nominees for a Term expiring
at the Annual Meeting to be held in 2010)

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and	Principal	Complex	Other
	Held with	Length of	Occupation(s)	Overseen	Directorships
Name, Age & Address	Fund)	Time Served(1)	During Past 5 Years	by Director	Held

Independent Directors

Dr. Judith L. Craven DOB: October 6, 1945	Class II Director/ Nominee	Current term expires in 2007; Director since June 2005 (FGF); Director since September 2005 (FGI)	Retired	91	Director, Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s Inc. (1998 to Present); Director, University of Texas Board of Regents (May 2001 to Present).

William J. Shea DOB: February 9, 1948	Class II Director/ Nominee	Current term expires in 2007; Director since June 2005 (FGF); Director since September 2005 (FGI)	Managing Partner DLB Capital, LLC, (Private Equity). President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001); Vice Chairman, Bank Boston Corporation (1993 to 1998).	52	Director, Boston Private Financial Holdings (October 2004 to Present).

CLASS III DIRECTORS
(Term expiring at the Annual Meeting to be held in 2008)

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and	Principal	Complex	Other
	Held with	Length of	Occupation(s)	Overseen	Directorships
Name, Age & Address	Fund	Time Served(1)	During Past 5 Years	by Director	Held

Independent Directors

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board; Class III Director	Current term expires in 2008; Director since June 2005 (FGF); Director since September 2005 (FGI)	Attorney, solo practitioner	52	Director, North European Oil Royal Trust.

Stephen J. Gutman DOB: May 10, 1943	Class III Director	Current term expires in 2008; Director since June 2005 (FGF); Director since September 2005 (FGI)	Senior Associate, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummel-SoHo LLC (licensing of menswear specialty retailing and other activities) (June 1988 to Present).	52	None

Interested Director

Peter A. Harbeck(3) DOB: January 23, 1954	Class III Director	Current term expires in 2008; Director since May 2005 (FGF); Director since September 2005 (FGI)	President, CEO and Director, AIG SunAmerica (August 1995 to present) Director, AIG SunAmerica Capital Services, Inc. (“SACS”) (August 1993 to present); President and CEO, AIG Advisor Group, Inc. (June 2004 to present).	100	None

(1)	Directors serve three year terms until their successors are duly elected and qualify.
(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The “Fund Complex” includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (6 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios), Seasons Series Trust (24 portfolios) FGF (1 fund), FGI (1 fund), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 portfolios).
(3)	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of AIG SunAmerica.

        The Board of each Fund recommends that Shareholders vote “FOR” the election of each Fund’s two nominees to that Fund’s Board.
EXECUTIVE OFFICERS
          Officers of each Fund are appointed by its respective Board and serve at the pleasure of the Board. None of the Funds’ Officers currently receive any compensation from the Funds. The names of the Officers of each Fund who are not Directors, their dates of birth (“DOB”) and principal occupations during the past five years are provided in the table below. Unless otherwise noted, the address of each Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

Term of
	Positions	Office and
	(s) Held with	Length of
Name, Age & Address	Fund	Time Served	Principal Occupation(s) During Past 5 Years

EXECUTIVE OFFICERS
Vincent Marra DOB: May 28, 1950	President	May 2005 to Present (FGF); September 2005 to Present (FGI)	Senior Vice President and Chief Operating Officer, AIG SunAmerica (February 2003 to Present); Chief Administrative Officer, Chief Operating Officer and Chief Financial Officer, Carret & Co. LLC (June 2002 to February 2003); President and Chief Operating Officer, Bowne Digital Solutions (1999 to May 2002).

Gregory N. Bressler DOB: November 17, 1966	Secretary	August 2005 to Present (FGF); September 2005 to Present (FGI)	Senior Vice President and General Counsel, AIG SunAmerica (June 2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (June 2004 to June 2005); Deputy General Counsel (2002 to June 2004), Credit Suisse Asset Management, LLC (June 2002 to June 2004); Counsel (January 2000 to June 2002).

Donna M. Handel DOB: June 25, 1966	Treasurer	May 2005 to Present (FGF); September 2005 to Present (FGI)	Senior Vice President, AIG SunAmerica (December 2004 to Present); Vice President, AIG SunAmerica (1997 to December 2004).

James Nichols DOB April 7, 1966	Vice President	August 2006 to Present (FGF and FGI)	Director, President and CEO, AIG SACS (July 2006 to present); Senior Vice President, AIG SACS (March 2002 to July 2006; Vice President AIG SunAmerica (1995 to March 2002).

Cynthia Gibbons DOB: December 6, 1967	Chief Compliance Officer	May 2005 to Present (FGF); September 2005 to Present (FGI)	Vice President, AIG SunAmerica (August 2002 to present); Securities Compliance Manager, American General Investment Management (June 2000 to August 2002).

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	May 2005 to Present (FGF); September 2005 to Present (FGI)	Vice President and Deputy General Counsel, AIG SunAmerica (2001 to present); Vice President and Secretary, VALIC Company I and VALIC Company II (2000 to present). Formerly, Associate General Counsel, American General Corporation (1997 to 2001).

Ownership of Securities
          To the knowledge of each Fund, the Officers and the Directors, as a group, owned less than 1% of the outstanding Shares of each Fund as of March 14, 2007. As of this date, based upon the Funds’ review of filings made pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the knowledge of each Fund, no person beneficially owned more than 5% of either Fund’s shares.
          As of December 31, 2006, the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment companies overseen by the Director within the same family of investment companies as the Funds was as follows:

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
	Dollar Range of	Companies Overseen by
	Equity Securities	Directors in Family of
Name of Trustee	in the Fund	Investment Companies(1)

Independent Directors
Jeffrey S. Burum	FGF — None
	FGI — None	Over $100,000

Dr. Judith K. Craven	FGF — None
	FGI — None	None

William F. Devin	FGF — None
	FGI — None	Over $100,000

Samuel M. Eisenstat	FGF — $10,001 — $50,000
	FGI — None	$10,001 — $50,000

Stephen J. Gutman	FGF — None
	FGI — None	$1 — $10,000

William J. Shea	FGF — None
	FGI — None	None

Interested Director

Peter A. Harbeck	FGF — None	Over $100,000
FHI — None

[1]	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (6 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), Seasons Series Trust (24 portfolios), FGF (1 fund) and FGI (1 fund).

        As of December 31, 2006, none of the Independent Directors or their immediate family members owned any shares of any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with AIG SunAmerica.
Committees of the Board

Current Committees and Members
          The Board of each Fund has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance. Each committee is composed entirely of Independent Directors.

Audit Committee
          Each Fund’s Board has established an Audit Committee, which is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for each Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for AIG SunAmerica and certain control persons of AIG SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of each Fund’s Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman and Shea and Dr. Craven, each of whom is an independent trustee. Mr. Shea serves Chairman of the Audit Committee and is the Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002.
          In fulfilling its duties, each Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and discussed the independent registered public accounting firm’s independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund’s audited financial statements be included in each Fund’s annual report to Shareholders for the fiscal year.
          The Board of each Fund has adopted an Audit Committee Charter. A copy of the Audit Committee Charter is attached as Exhibit B.

Nominating and Compensation Committee
          Each Fund’s Board has established a Nominating and Compensation Committee, which is responsible for, among other things, interviewing, evaluating and recommending candidates for board membership and reviewing the compensation of the Board and its committee members. The members of the Nominating and Compensation Committee are Messrs. Gutman and Devin.

          Each Nominating and Compensation Committee will consider nominees recommended by Shareholders. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of each Fund’s Nominating and Compensation Committee, Mr. Stephen J. Gutman, care of the Secretary of the Fund at AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and indicate on the envelope “Nominating and Compensation Committee.” The Shareholder’s letter should state the nominee’s name and should include the nominees resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Shareholders. In addition, such letter shall set forth (i) the age, business address and residence address of such nominee (ii) the number of any shares of stock of the Fund that are beneficially owned by such nominee, (iii) the date such shares were acquired and the investment intent of such acquisition, (iv) whether such Shareholder believes any such nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act, and the rules promulgated thereunder and information regarding such nominee that is sufficient, in the discretion of the Board or the Nominating and Compensation Committee or any authorized officer of each of the Funds, to make such determination and (v) all other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules adopted thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
          The Board of each Fund has adopted and Nomination and Compensation Committee Charter. A copy of the Nomination and Compensation Committee Charter is attached as Exhibit C.

Ethics Committee
          Each Fund’s Board has established an Ethics Committee, which is responsible for, among other things, applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee is also responsible for reviewing the ethical standards of all Fund service providers as they apply to the Fund; evaluating and, if necessary, investigating situations that raise or appear to raise ethical concerns; and reporting their findings and recommendations to the Board. The Ethics Committee will inform the Board of violations or waivers to the Code, as appropriate. The members of the Ethics Committee are Dr. Craven and Mr. Burum.

Governance Committee
          Each Fund’s Board has established a Governance Committee, which is responsible for, among other things, reviewing and making recommendations with respect to the size and composition of the Board and its committees and monitoring and evaluating the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Burum, Devin and Gutman.

Board and Committee Meetings
          The Board and each committee met several times during its last fiscal year as set forth on Exhibit D. Each Director attended at least 75% of the Board and committee meetings on which that Director serves held during each Fund’s last fiscal year. The Funds do not have a policy regarding Board members attendance at annual shareholder meetings or special meetings and no Directors attended the 2006 Annual Shareholder Meetings.
Compensation of Directors and Officers
          The following table sets forth certain information regarding the compensation of each Fund’s Independent Directors for the calendar year ending December 31, 2006. Each Fund pays the fees and expenses of the Independent Directors. The Interested Director receives no compensation from the Funds. Independent Directors receive an annual amount of $5,000 ($7,500 for the Chairman of the Fund) for serving as an Independent Director for each Fund. Effective February 2007, the Directors also receive fees for attending meetings of the Audit Committee and Special Meetings of the Board. Officers of the Fund receive no direct remuneration in such capacity from the Fund.

				Aggregate
	Aggregate	Pension or		Compensation
	Compensation	Retirement Benefits	Estimated Annual	From the Fund
	from each	Accrued as Part of	Benefits upon	Complex Paid to
	Fund	Fund Expenses(1)	Retirement(1)(2)	Directors(3)

Jeffery S. Burum	5,000	—	205,992	85,666

Samuel M. Eisenstat	7,500	38,140	166,246	164,800

Stephen J. Gutman	5,000	47,136	204,702	118,000

William F. Devin	5,000	147,882	137,172	207,684

Dr. Judith L. Craven	5,000	137,526	167,028	173,387

William J. Shea	5,000	—	94,046	119,700

(1)	FGF and FGI do not participate in the Fund Complex’s Retirement Plan and therefore the Funds do not accrue any expenses related to the Retirement Plan.

(2)	Assumes Participant elects to receive benefits in 15 yearly installments for SunAmerica Mutual Funds and AIG Series Trust Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

(3)	Includes VALIC Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, Inc., FGF, FGI, Anchor Series Trust, AIG Series Trust and SunAmerica Money Market Funds, Inc.
INFORMATION CONCERNING THE FUNDS’ INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
          Each Fund’s financial statements for its last-completed fiscal year were audited by PricewaterhouseCoopers LLP (“PWC”), an independent registered public accounting firm. In addition, PWC prepares each Fund’s federal and state annual income tax returns and provides certain non-audit services. Each Fund’s Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining PWC’s independence. Each Audit Committee has selected PWC as the Fund’s independent registered public accounting firm and such selection has been ratified by each Fund’s Board. PWC has served as the independent registered public accounting firm to each Fund for the fiscal years ended December 31, 2005 and December 31, 2006. PWC has informed each Fund that it has no material direct or indirect financial interest in the Fund.
          Representatives of PWC are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
Audit Fees
          The aggregate fees billed by PWC for professional services rendered to FGF and FGI for the audit of each Fund’s annual financial statements for the fiscal year ended December 31, 2006 were $23,819 and $23,819, respectively. For the fiscal year ended December 31, 2005, such audit fees were $35,625 and $29,550, respectively. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings, including the Funds’ initial registration statements.
Audit-Related Fees
          There were no audit-related fees billed by PWC for services rendered to FGF and FGI that were reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, for the fiscal year ended December 31, 2006 or for the fiscal year ended December 31, 2005.
          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2006 on behalf of (i) the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the Funds, or (ii) the Funds themselves. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (services provided by PWC to Service Affiliates that require pre-approval of the Funds’ Audit Committees) during the fiscal years indicated above.
Tax Fees
          The aggregate tax fees billed by PWC for services rendered to FGF anf FGI for the fiscal year ended December 31, 2006 were $12,495 and $12,495, respectively. For the fiscal year ended December 31, 2005, such aggregate tax fees were $7,325 and $6,025, respectively. Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accounting firm’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.
          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2006 on behalf of (i) Adviser Affiliates, or (ii) the Funds themselves. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
All Other Fees
          For the Funds’ fiscal years ended December 31, 2006, and December 31, 2005, there were no fees billed by PWC for other services provided to any Fund. Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Funds.
          There were no fees billed by PWC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Funds, AIG SunAmerica and entities that control, are controlled by or are under common control with AIG SunAmerica that provide services to the Funds.
          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2006 on behalf of (i) Adviser Affiliates, or (ii) the Funds themselves. There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
          Each Fund’s Audit Committee Charter contains pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:
          The Audit Committee shall carry out the following functions:

2.	To approve prior to appointment the engagement of the Independent Auditor to provide other audit services to the Fund or to provide non-audit services to the Fund,(2) its investment adviser, subadviser (not including a subadviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“control affiliate”) that provides ongoing services to the Fund, if the

(2)	The Independent Auditor is prohibited from providing certain non-audit services to the Fund at any point during the audit and professional engagement period. The prohibited non-audit services include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services; (ix) expert services unrelated to the audit; and (x) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

engagement relates directly to the operations and financial reporting of the Fund.(3) The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee may also, to the extent deemed appropriate, adopt policies and procedures for pre-approval of the engagement of the Fund’s Independent Auditor to provide any services described in this paragraph 2.

Aggregate Non-Audit Fees
          The aggregate non-audit fees billed by PWC for services rendered to the Funds for each of the last two fiscal years are set forth in Exhibit E. No Fund’s Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining PWC’s independence.
          For the fiscal year ended December 31, 2006, PWC did not provide any non-audit services to AIG SunAmerica and Advisor Affiliates that provide services to the Funds.
LEGAL PROCEEDINGS
          On February 9, 2006, AIG, the parent company and an affiliated person of AIG SunAmerica, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission (“SEC”). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Exchange Act and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG’s accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.
          AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction

(3)	Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided constitutes not more than 5% of the total amount of revenues paid to the Independent Auditor by the Fund, its investment adviser and control affiliate during the fiscal year in which the services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate(s) prior to the completion of the audit for the year in which the services were rendered.

would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of 1940 Act. Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG’s investment management subsidiaries, to continue to serve as investment adviser of the Funds. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.
          Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice (“DOJ”), the Attorney General of the State of New York (“NYAG”) and the New York State Department of Insurance (“DOI”), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.
          As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG’s internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.
          Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on its ability to perform investment advisory services relating to the Funds.
ADDITIONAL INFORMATION
          The solicitation of proxies will be made primarily by mail, but solicitations may also be made by telephone or in person by regular employees of AIG SunAmerica who will not receive any compensation from the Funds. All costs of a Fund’s solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material and (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s Shares will be borne by such Fund.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Exchange Act, and Section 30(h) of the 1940 Act, as applied to the Fund, require each Fund’s Officers, Directors, AIG SunAmerica, affiliates of AIG SunAmerica and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

          Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended December 31, 2006, the Reporting Persons complied with all applicable filing requirements.
SHAREHOLDER PROPOSALS
          Each Fund has an annual meeting of shareholders. Shareholders of a Fund who wish to submit proposals for the nomination of individuals for election to the Board and other business to be considered at such Fund’s next annual meeting of shareholders should send such proposals to the Secretary of the Fund at AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. In order to be considered at the next annual meeting, shareholder proposals must be received by the Fund by no later than the following dates:

Fund	Date

SunAmerica Focused Alpha Growth Fund, Inc.	November 13, 2007	For the Fund’s 2008 annual Meeting

SunAmerica Focused Alpha Large-Cap Fund, Inc.	November 13, 2007	For the Fund’s 2008 annual Meeting
          Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and must be submitted in accordance with each Funds’ Bylaws.
SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
          Shareholders wishing to communicate with members of each Board of Directors may submit a written communication directed to each Board of Directors in care of the Secretary of each Fund at AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

OTHER BUSINESS
          The Board of each Fund know of no business that will be presented for consideration at the Annual Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of Each Fund’s Board,

Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.
March 21, 2007

EXHIBIT INDEX

Exhibit A
STATE OF ORGANIZATION, FISCAL YEAR END AND
SHARES OUTSTANDING AS OF RECORD DATE

	Fiscal	State of	Shares Outstanding
Fund Name	Year End	Organization	as of Record Date

SunAmerica Focused Alpha Growth Fund, Inc.	12/31	Maryland	20,355,235.602

SunAmerica Focused Alpha Large-Cap Fund, Inc.	12/31	Maryland	9,655,235.602

A-1

Exhibit B
AUDIT COMMITTEE CHARTER
Mission
          The mission of the Audit Committee (the “Committee”) of the Boards of Directors (each, a “Board”) of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund”) is to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and to oversee the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof; including, but not limited to, oversight of the qualifications and independence of the Fund’s independent registered public accounting firm (the “Independent Auditor”).
          The Committee will assist the Board in its oversight of the Fund’s compliance with legal and regulatory requirements. The Committee will also report to the Board, if necessary, any relationships between the Independent Auditor and the Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the Independent Auditor. As part of its mission, the Committee shall be responsible for the preparation of the report of the Audit Committee as required by the U.S. Securities and Exchange Commission (the “SEC”) to be included in the Fund’s proxy statement.
          The function of the Committee is to provide oversight; it is the responsibility of the Fund and the Fund’s investment adviser to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund’s Independent Auditor to plan and carry out a proper audit.
          The Independent Auditor shall report directly to the Committee.
Committee Membership
          The Committee shall be composed of at least three members appointed by the Board. The Board may replace members of the Committee for any reason. No member of the Committee shall be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). In addition, each member shall have the additional qualifications indicated below. The President and Treasurer of the Fund, although not members of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund’s investment adviser, AIG SunAmerica Asset Management Corp.
Qualifications of Committee Members
I.   Members of the Committee must be members of the Board and should be free of any relationships that would interfere with the exercise of independent judgment.

II.   Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Fund’s Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Fund’s Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert,” as defined in item 3 of Form N-CSR, may be deemed to have accounting or related financial management expertise.
III.   In conformance with Section 10A(m) and Rule 10A-3 of the Securities Exchange Act of 1934, unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, directly or indirectly, accept any consulting, advisory, other compensatory fee from the Fund. Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with a Fund (provided such compensation is not contingent in any way on continued service).
IV.   The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR. If the Fund does not have at least one member of the Committee who is an “audit committee financial expert” the Fund’s periodic reports on Form N-CSR shall disclose the reason for not having such an expert.
Duties and Powers
          In accordance with its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:
I.   To approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to the independent directors the selection, retention or termination of the Fund’s Independent Auditor and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the Independent Auditor. In evaluating the Independent Auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the Independent Auditor, at least annually, describing the following items:

(1)	all relationships between the Independent Auditor and the Fund, as well as the Fund’s investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

(2)	any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(3)	the audit firm’s internal quality-control procedures;

II.   To approve prior to appointment the engagement of the Independent Auditor to provide other audit services to the Fund or to provide non-audit services to the Fund,(4) its investment adviser, subadviser (not including a subadviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“control affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.(5) The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee may also, to the extent deemed appropriate, adopt policies and procedures for pre-approval of the engagement of the Fund’s Independent Auditor to provide any services described in this paragraph 5;
III.   To select, recommend and engage a new Independent Auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;
IV.   To review and oversee, in advance and in consultation with the Independent Auditor, the staffing of the audit of the Fund’s financial statements and obtain from the Independent Auditor a written representation that it has appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund’s previous five fiscal years;
V.   To meet with the Fund’s Independent Auditor and Fund management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss the Fund’s annual audited financial statements, including the Fund’s disclosure under “Management Discussion of Fund Performance” and the Fund’s semi-annual financial statements, (iii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the Independent Auditor, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards

(4)	The Independent Auditor is prohibited from providing certain non-audit services to the Fund at any point during the audit and professional engagement period. The prohibited non-audit services include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services; (ix) expert services unrelated to the audit; and (x) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(5)	Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided constitutes not more than 5% of the total amount of revenues paid to the Independent Auditor by the Fund, its investment adviser and control affiliate during the fiscal year in which the services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate(s) prior to the completion of the audit for the year in which the services were rendered.

(“SAS”) Nos. 61 and 90, and the management’s response to such matters,(6) (iv) to consider the Independent Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto, (v) to review the form of opinion the Independent Auditor proposes to render to the Board and shareholders, and (vi) to review the performance of the Independent Auditor;
VI.   To consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;
VII.   To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the Independent Auditor;
VIII.   To consider, in consultation with the Independent Auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Fund and the effect upon the Fund of any proposed changes in accounting principles or practices, (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and (vi) any other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences;
IX.   To review the fees charged by the Independent Auditor for audit and permissible non-audit services;
X.   To review, in consultation with the Fund’s principal executive officer, principal financial officer and Independent Auditor, the Fund’s system of internal controls, including (i) any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein; (ii)the security of tangible and intangible Fund assets and the security of computer systems and facilities; and (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal controls;
XI.   To address reports from the Independent Auditor or the Fund’s legal counsel of possible violations of law;

(6)	SAS Nos. 61 and 90 (amending SAS Nos. 61 and 71) require independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements. SAS No. 90 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company’s accounting principles with the audit committee and encourages a three- way discussion among the auditor, management and the audit committee.

XII.   To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;
XIII.   To evaluate, on an annual basis, the Fund’s policies with respect to risk assessment and risk management, including the Fund’s major financial risk exposures, and the steps undertaken by the Fund to monitor and control these exposures;
XIV.   To investigate improprieties or suspected improprieties in Fund operations, as they are presented to the Committee or brought to the attention of the Committee;
XV.   To review the Fund’s tax compliance and status, including the status of the Fund’s position relative to tax audits and significant issues disputed by tax authorities;
XVI.   To discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies;
XVII.   To set hiring policies for employment by the Fund or AIG SunAmerica Asset Management Corp. of any employees or former employees of the Fund’s Independent Auditor to the extent believed appropriate;
XVIII.   To investigate matters brought to its attention within the scope of its duties;
XIX.   To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund;
XX.   To assure that all its actions are recorded in minutes of its meetings and maintained with the Fund’s records; and
XXI.   To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.
Other Powers and Responsibilities
XXII.   The Committee shall meet at least once a year, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.
XXIII.   Annually, the Committee shall make a report indicating whether the Committee (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed the matters required by SAS Nos. 61 and 90, as modified or supplemented; and (iii) received from the Independent Auditor the letter and written disclosure required by ISB Standard No. 1, and discussed with the Independent Auditor its independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the Independent Auditor, recommends to the Board that the audited financial statements be included in the Fund’s annual report for the last fiscal year.
XXIV.   The Fund’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask management and representatives of the service providers to attend meetings as necessary.
XXV.   The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.
XXVI.   On an annual basis, the Committee shall conduct a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.
XXVII.   The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.
Dated:
September 26, 2005, as amended December 6, 2006

Exhibit C
THE NOMINATION AND COMPENSATION COMMITTEE
Composition of the Nomination and Compensation Committee
          The Committee shall consist entirely of Directors or Trustees who are not interested persons of the Funds within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Trustees of the Funds as a group shall name the members of the Nomination and Compensation Committee and designate the Chair, however, initially the members of the Nomination and Compensation Committee are Stephen J. Gutman (Chair) and William F. Devin. The Chairman of the Board of the Funds shall be an ex-officio member of the Committee so long as the Chairman is an Independent Trustee.
Responsibilities of the Nomination and Compensation Committee
          1.   To identify, interview, evaluate and recommend candidates for Board membership, including appropriate inquiries into the independence of such candidates.
          2.   To review the compensation of Board and Committee members periodically in light of mutual fund industry data and other information and to make appropriate recommendations to the full Board.
          3.   To consider recommendations for Board membership from all sources, including shareholders, provided that the Committee shall be under no obligation to take any specified action with respect to unsolicited recommendations. Shareholders may submit nominations to the Chairman of the Committee and any such nominations received by the Funds or their agents shall be forwarded to the Chairman of the Committee.
          4.   To consider and recommend opportunities for continuing Board member education and new Board member orientation.
Operations of the Nomination and Compensation Committee
          1.   The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person.
          2.   The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.
          3.   The Committee shall review the Nomination and Compensation Committee charter at least annually and recommend appropriate changes.
          4.   The Committee shall have such resources as it may reasonably fulfill its responsibilities.

C-1

Exhibit D
SCHEDULE OF BOARD AND COMMITTEE MEETINGS

Number of Meetings
Over the Fund’s
Fund	Fiscal Year*

SunAmerica Focused Alpha Growth Fund, Inc.
Board	5
Audit	4
Nominating and Compensation	2
Ethics	1
Governance	1
SunAmerica Focused Alpha Large-Cap Fund, Inc.
Board	5
Audit	4
Nominating and Compensation	2
Ethics	1
Governance	1

*	The fiscal year end for each Fund is December 31st.

D-1

Exhibit E
AGGREGATE NON-AUDIT FEES PAID TO FUND AUDITORS

			On Behalf of the
			Fund’s Investment
			Adviser and any
			entity controlling,
	Aggregate Non-Audit Fees		controlled by, or
	Paid For Two Most		under common
	Recent Fiscal Years*		control with the
			Investment Adviser
			that provides ongoing
	On Behalf of the Fund		services to the Fund

Fund	2005	2006	2005	2006

SunAmerica Focused Alpha Growth Fund, Inc.	$7,325	$12,495	$0	$0
SunAmerica Focused Alpha Large-Cap Fund, Inc.	$6,025	$12,495	$0	$0

*	The fiscal year end for each Fund is December 31st.

E-1

. NNNNNNNNNNNN SunAmerica Focused Alpha Growth Fund, Inc. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Directors — The Board of Directors of the Fund unanimously recommends a vote FOR the nominees named below. 1. Nominees: For Withhold For Withhold + 01 — Dr. Judith L. Craven 02 — William J. Shea This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for the Directors named above, and in the proxy holder’s discretion with respect to any other business that may properly arise at the annual shareholder meeting. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint owners must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN2 0 A V 0 1 3 0 0 0 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

. 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — SunAmerica Focused Alpha Growth Fund, Inc. Meeting Details April 25, 2007 at 10:00 a.m. This Proxy is Solicited on Behalf of the Board of Directors. I hereby appoint Kathleen D. Fuentes and Corey A. Issing, each with the power of substitution, as proxies for the undersigned to vote the shares of SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 25, 2007, at 10:00 a.m. Eastern time, at the offices of the Fund, Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey, and any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournments, postponements, continuations or reschedulings thereof. (Continued and to be voted on reverse side.)

. NNNNNNNNNNNN SunAmerica Focused Alpha Large-Cap Fund, Inc. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Directors — The Board of Directors of the Fund unanimously recommends a vote FOR the nominees named below. 1. Nominees: For Withhold For Withhold + 01 — Dr. Judith L. Craven 02 — William J. Shea This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for the Directors named above, and in the proxy holder’s discretion with respect to any other business that may properly arise at the annual shareholder meeting. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint owners must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN2 0 A V 0 1 3 0 0 1 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00P93B

. 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — SunAmerica Focused Alpha Large-Cap Fund, Inc. Meeting Details April 25, 2007 at 10:30 a.m. This Proxy is Solicited on Behalf of the Board of Directors. I hereby appoint Kathleen D. Fuentes and Corey A. Issing, each with the power of substitution, as proxies for the undersigned to vote the shares of SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 25, 2007, at 10:30 a.m. Eastern time, at the offices of the Fund, Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey, and any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournments, postponements, continuations or reschedulings thereof. (Continued and to be voted on reverse side.)